Loss per share (Tables)	12 Months Ended
Dec. 31, 2024
Loss per share
Summary of computation of basic and diluted profit/(loss) per share

	2022	2023	2024
	RMB’000	RMB’000	RMB’000
Numerator:
Loss attributable to owners of the Company – basic	(76,247)	(37,432)	(19,945)
Loss attributable to owners of the Company – diluted	(76,247)	(37,432)	(19,945)
Shares (denominator):
Weighted average number of shares – basic	81,911,577	131,658,595	143,504,373
Weighted average number of shares – diluted	81,911,577	131,658,595	143,504,373
Loss per share – basic (RMB)	(0.93)	(0.28)	(0.14)
Loss per share – diluted (RMB) (Note i)	(0.93)	(0.28)	(0.14)

Note i

As the Group incurred losses for the years ended 31 December 2023 and 2024, share option and the conversion of convertible note would be anti-dilutive and therefore, related changes in fair value are not included in the computation of diluted loss per share. Diluted loss per share and basic loss per share are the same for the year ended 31 December 2023 and 2024.